--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                                     New England
                                                       International Equity Fund

                                     WHERE
                                    THE BEST
                                     MINDS
                                    MEET(R)

                                [graphic omitted]

-----------------
December 31, 1998
-----------------

[Photo of Bruce R. Speca]

                                                                   February 1999

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index - a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO



PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                      NEW ENGLAND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998

PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since New England International Equity Fund's inception on 5/21/92, compared to the EAFE Index over the same period. The data points for this chart are as follows:]

                   MAY 1992 (INCEPTION) THROUGH DECEMBER 1998

                                                With                MSCI
                           Net Asset           Maximum             EAFE(R)
Class A/Index               Value(1)       Sales Charge(2)         Index(4)
-------------               --------       ---------------         --------

5/21/1992                   $10,000             $ 9,425            $10,000
     1992                   $ 9,511             $ 8,964            $ 9,317
     1993                   $12,296             $11,589            $12,386
     1994                   $13,287             $12,523            $13,384
     1995                   $14,055             $13,247            $14,930
     1996                   $14,514             $13,680            $15,880
     1997                   $13,417             $12,646            $16,207
     1998                   $14,315             $13,492            $19,502

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                      NEW ENGLAND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS - 12/31/98
--------------------------------------------------------------------------------

CLASS A (Inception 5/21/92) 1 YEAR         5 YEARS        SINCE INCEPTION
Net Asset Value(1)           6.7%             3.1%             5.6%
With Max. Sales Charge(2)    0.5              1.9              4.6
--------------------------------------------------------------------------------

CLASS B (Inception 9/13/93) 1 YEAR         5 YEARS        SINCE INCEPTION
Net Asset Value(1)           5.8%             2.4%             2.3%
With CDSC(3)                 0.8              2.0              2.2
--------------------------------------------------------------------------------

CLASS C (Inception 12/30/94) 1 YEAR     SINCE INCEPTION
Net Asset Value(1)           5.9%             1.3%
With CDSC(3)                 4.9              1.3
--------------------------------------------------------------------------------

CLASS Y (Inception 9/9/93) 1 YEAR          5 YEARS        SINCE INCEPTION
Net Asset Value(1)           7.3%             3.8%             3.8%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                           SINCE       SINCE       SINCE         SINCE
                                                          FUND'S      FUND'S      FUND'S        FUND'S
                                                          CLASS A     CLASS B     CLASS C       CLASS Y
COMPARATIVE PERFORMANCE              1 YEAR    5 YEARS   INCEPTION   INCEPTION   INCEPTION     INCEPTION
MSCI EAFE(4)                          20.3%      9.5%      10.6%       8.7%        9.8%          8.7%
Lipper International Average(5)       13.1       7.7       10.0        9.2         9.8           9.2
Morningstar Foreign Stock Average(6)  12.3       7.4        9.2        9.0         9.7           9.0
---------------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. Class Y shares are available only to certain institutional investors. Share price and return may vary.

   Notes to Charts
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,032 companies (as of 12/31/98) representing stock markets in Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper International Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 5/28/92. Class B and Class Y since inception returns are calculated from 9/30/93.
(6) Morningstar Foreign Stock Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 5/31/92. Class B and Class Y since inception returns are calculated from 9/30/93.

--------------------------------------------------------------------------------
                      NEW ENGLAND INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER

[Photo of Paul H. Drexler]

PAUL H. DREXLER
LOOMIS, SAYLES &
COMPANY, L.P.

Q. How did New England International Equity Fund perform?

For the 12-month period that ended December 31, 1998, the Fund's Class A shares produced a total return of 6.7% based on net asset value. This return includes a $0.20 per share gain and distributions of $0.72 per share. For the same period, the Fund's benchmark, the MSCI EAFE Index, returned 20.3% and the Lipper International Average generated a 13.1% return.

Q. What was the investment environment like during the 12 months?

It was the most turbulent global environment since 1990. Economic and financial problems in Asia, Latin America and Russia had a negative effect on all major markets. Some markets, such as those in Europe, were strong performers during the first and second quarters of the year, but gave up most of their gains during the third quarter and then rebounded strongly in the fourth quarter.

                                              YOUR FUND'S COUNTRY MIX - 12/31/98

                                             % OF
               COUNTRY                    NET ASSETS
-------------------------------------------------------------------------------
                   1.  Italy                 14.5
-------------------------------------------------------------------------------
                   2.  United Kingdom        12.9
-------------------------------------------------------------------------------
                   3.  Portugal               8.3
-------------------------------------------------------------------------------
                   4.  France                 7.7
-------------------------------------------------------------------------------
                   5.  Japan                  7.0
-------------------------------------------------------------------------------
                   6.  Spain                  6.9
-------------------------------------------------------------------------------
                   7.  Germany                4.6
-------------------------------------------------------------------------------
                   8.  Hungary                4.2
-------------------------------------------------------------------------------
                   9.  Canada                 3.9
-------------------------------------------------------------------------------
                   10. South Korea            3.8
-------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

Q. How did you manage the Fund during the year?

We continued to use a value strategy in selecting stocks for the Fund - that is, purchasing stocks that we believe are underpriced relative to the market and the underlying company's potential earnings growth. We invested about 70% of the Fund's assets in Europe. European stocks were attractive in 1998 for a number of reasons. Most European markets are operating in very favorable economic environments of lower interest rates and moderate growth. In addition, European countries are making sweeping changes in the way they conduct their business and economic affairs. The corporate restructuring that took place in the United States over the last decade is being repeated in Europe, and European companies are benefiting from downsizing, improved profits, increased productivity and a focus on shareholder value. Another factor favoring European stocks is the launch of a common currency, the euro. We believe the introduction of the euro will make European companies more competitive, help accelerate corporate restructuring and create more efficient financial markets in Europe.

Q. Where did you find the most opportunity in Europe?

We spread the Fund's investments across Europe - however, Italy at 14.5% of the Fund's total net assets and the United Kingdom (UK) at 12.9% accounted for the largest geographic allocations. Italy was particularly attractive to us because it has experienced the largest decline in interest rates. At the end of the period, Italian interest rates were lower than those of the United States. In general, Italian companies are benefiting from significant cost cutting and heightened productivity. Some of the Fund's best performing investments were Italian financial companies, which profited from lower interest rates and consolidation within the financial industry. Telecommunications companies in Italy were also strong contributors to performance. For example, shares of Telecom Italia, the national telephone company of Italy, rose more than 40% in U.S. dollar terms in 1998. In the UK we favored defense-related companies, such as British Aerospace and Rolls Royce Engines. We believe these companies should profit from consolidation in the European defense industry, which is striving to become more competitive with the U.S. defense industry.

Q. At the end of the 12-month period, about 7% of the portfolio's assets were invested in Japan. What was attractive there?

Individual stock selection was key to our strategy in Japan. While the Japanese economy was going through a difficult period, selected Japanese stocks were attractive. We added SONY, a leading exporter of a broad range of electronics products. We also invested in Daiwa House, a home construction company. With Daiwa House we are attempting to take advantage of low interest rates and the low stock prices reflecting the bottom of the home building cycle. Over the course of the fiscal year, we sold some of our Japanese holdings. For example, we eliminated two retailers - Familymart and Uny - because of the deteriorating outlook for Japanese consumer spending.

Q. How did you manage the emerging market segment of the portfolio?

Although the Fund never had very large exposure to emerging markets - a maximum of 15% - our holdings suffered from the extraordinary volatility of these markets in 1998. We trimmed the Fund's asset allocation to emerging markets during the year but have maintained a position of about 8% of the Fund's investments in emerging markets in the form of bonds, (well below the Fund's 20% ceiling for bond investments). By investing in U.S. dollar-denominated bonds, the Fund was able to take advantage of good investment opportunities in emerging markets while managing currency risk. In Korea, for example, we purchased the Samsung Electronics convertible bond during the height of the economic crisis, and it had a return of about 10% by year-end. Our emerging market positions recovered in the second half of the year. We continue to believe that there are attractive value opportunities in selected emerging markets, but the Fund's main focus continues to be on stocks in developed countries - notably Europe.

                                   YOUR FUND'S 10 LARGEST INVESTMENTS - 12/31/98

                                                           % OF
          COMPANY                                       NET ASSETS
--------------------------------------------------------------------------------
              1.  Telecom Italia S.p.A.                     3.0
--------------------------------------------------------------------------------
              2.  Edison International                      2.9
--------------------------------------------------------------------------------
              3.  Banque Nationale de Paris                 2.5
--------------------------------------------------------------------------------
              4.  Novartis AG                               2.4
--------------------------------------------------------------------------------
              5.  Brisa-Auto Estradas de Portugal, S.A.     2.4
--------------------------------------------------------------------------------
              6.  Magyar Tavkozlesi Rt.                     2.3
--------------------------------------------------------------------------------
              7.  Iberdrola S.A.                            2.2
--------------------------------------------------------------------------------
              8.  Air Liquide                               2.1
--------------------------------------------------------------------------------
              9.  Telecom Portugal S.A.                     2.1
--------------------------------------------------------------------------------
              10. Unicredito Italiano                       2.0
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

Q. What is your outlook?

We believe global markets will continue to be volatile as they find it difficult to increase their profits in the global investment environment. In 1999, returns on stocks may not be as strong as they have been over the past three years. However, we believe our value stocks have a good chance of outperforming the growth stocks which have been market leaders. In addition, the international markets have lagged the U.S. market over the past several years, and may be ready to outpace U.S. stocks in the year ahead. We are particularly bullish on Europe. Europeans are still in the early stages of revitalizing their businesses and economies through corporate restructuring and the introduction of the euro as a common currency. We believe that European companies should reap long-term benefits from these trends.

       Portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in foreign and emerging market securities, which can involve special risks including currency fluctuations, information risks and political and economic developments that can work for or against the Fund. Investments in lower-rated, higher-yielding bonds may involve greater credit risk. Small-company investments carry special risks including narrower markets, limited financial and management resources, less liquidity and greater volatility than do large-company stocks. See the Fund's prospectus for details.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCKS--86.6% OF TOTAL INVESTMENTS


SHARES (a)        DESCRIPTION                                    VALUE (b)
---------------------------------------------------------------------------
                  AUSTRALIA--3.5%
    408,000       Fosters Brewing Group ......................  $ 1,105,068
    175,000       QBE Insurance Group ........................      723,850
    235,000       Southcorp Holdings, Ltd. ...................      749,540
                                                                -----------
                                                                  2,578,458
                                                                -----------
                  BELGIUM--0.9%
      7,000       CBR Cimenteries ............................      688,458
                                                                -----------
                  BRAZIL--0.2%
  2,400,000       SABESP .....................................      181,743
      9,493       SABESP Rights (d) ..........................            0
                                                                -----------
                                                                    181,743
                                                                -----------
                  CANADA--3.9%
     70,000       Bombardier, Inc. ...........................    1,007,524
     18,250       Canadian National Railway Co. ..............      952,200
     18,400       Northern Telecom, Ltd ......................      922,106
                                                                -----------
                                                                  2,881,830
                                                                -----------
                  DENMARK--3.5%
      2,895       Codan Forsikring ...........................      336,612
     47,125       Tryg Baltica Forsikring ....................    1,221,756
     11,000       Unidanmark A/S .............................      993,825
                                                                -----------
                                                                  2,552,193
                                                                -----------
                  FRANCE--7.7%
      8,437       Air Liquide ................................    1,546,758
     22,000       Banque Nationale de Paris ..................    1,810,838
      5,500       Cie de St. Gobain ..........................      776,158
     16,000       Michelin Compagnie Generale B ..............      639,599
     14,000       Pernod Ricard ..............................      908,961
                                                                -----------
                                                                  5,682,314
                                                                -----------
                  GERMANY--4.6%
      8,000       DaimlerChrysler AG .........................      789,632
      9,200       Henkel Kgaa ................................      822,513
     15,000       Siemens AG .................................      967,539
      1,000       Wella AG, Preferred ........................      834,033
                                                                -----------
                                                                  3,413,717
                                                                -----------
                  HUNGARY--4.2%
    300,000       Magyar Tavkozlesi Rt. ......................    1,714,405
     28,000       OTP Bank ...................................    1,402,535
                                                                -----------
                                                                  3,116,940
                                                                -----------
                  ITALY--14.5%
    180,000       Edison International .......................    2,119,024
    215,000       ENI S.p.A. .................................    1,404,336
     11,500       Ericsson ...................................      473,646
     50,000       IMI ........................................      883,002
    400,000       INA ........................................    1,055,974
    346,000       Telecom Italia S.p.A. ......................    2,176,298
    244,000       Unicredito Italiano ........................    1,445,451
  2,100,000       Unione Immobiliare .........................    1,094,802
                                                                -----------
                                                                 10,652,533
                                                                -----------
                  JAPAN--7.0%
     40,000       Canon, Inc. ................................      854,489
    100,000       Daiwa House ................................    1,064,131
     13,000       Nintendo Co. ...............................    1,259,177
        110       Nippon Telegraph & Telephone ...............      848,474
     15,000       Sony Corp. .................................    1,091,995
                                                                -----------
                                                                  5,118,266
                                                                -----------
                  NETHERLANDS--1.5%
      9,375       Grolsch NV .................................      242,023
     17,000       Koninklijke KPN NV .........................      850,588
                                                                -----------
                                                                  1,092,611
                                                                -----------
                  NEW ZEALAND--1.4%
    471,000       Air New Zealand ............................      738,571
    151,105       Nuplex Industries ..........................      258,414
                                                                -----------
                                                                    996,985
                                                                -----------
                  PORTUGAL--8.3%
     18,000       BPI ........................................      611,128
     30,000       Brisa-Auto Estradas de Portugal, S.A. ......    1,766,722
     53,219       Engil Sgps .................................      361,748
     16,800       Jeronimo Martins Sgps ......................      919,469
     30,000       Mundial Confianca ..........................      954,557
     33,000       Telecom Portugal S.A. ......................    1,513,721
                                                                -----------
                                                                  6,127,345
                                                                -----------
                  SPAIN--6.9%
     32,555       Azucarera Ebro Agr .........................      716,980
     19,000       Fom Const y Contra .........................    1,410,428
     85,000       Iberdrola S.A. .............................    1,587,918
     14,325       Repsol S.A. ................................      763,019
     17,500       Sol Melia S.A. .............................      609,520
                                                                -----------
                                                                  5,087,865
                                                                -----------
                  SWEDEN--1.8%
     64,000       Astra AB ...................................    1,303,663
                                                                -----------
                  SWITZERLAND--3.8%
        900       Novartis AG ................................    1,768,945
        400       Schweizerische Ruckversicherungs 144A ......    1,042,731
                                                                -----------
                                                                  2,811,676
                                                                -----------
                  THAILAND--0.0%
     32,250       Industrial Financial of Thailand Rights (d)             0
                                                                -----------
                  UNITED KINGDOM--12.9%
     80,000       Boots Co. ..................................    1,367,669
    146,000       British Aerospace ..........................    1,244,360
     24,000       Cobham Plc .................................      277,920
     60,000       Commercial Union ...........................      946,004
    183,333       FKI ........................................      408,151
     65,000       Lloyds TSB Group ...........................      925,486
    206,500       London International Group .................      425,420
    180,000       Rolls-Royce ................................      747,633
    120,000       Sainsbury Plc ..............................      970,925
     90,000       Scot & Newcastle ...........................    1,046,685
    100,000       Scottish Hydro .............................    1,127,264
                                                                -----------
                                                                  9,487,517
                                                                -----------
                  Total Common Stocks
                    (Identified Cost $59,086,310) ............   63,774,114
                                                                -----------
 BONDS AND NOTES--8.3%

   FACE
  AMOUNT
---------------------------------------------------------------------------
                  ARGENTINA--1.4%
 $  300,000       Multicanal S.A., 10.500%, 4/15/2018 ........      239,250
    915,000       Perez Companc S.A., 144A, 8.125%,
                   7/15/2007 .................................      802,913
                                                                -----------
                                                                  1,042,163
                                                                -----------
                  SOUTH KOREA--3.8%
    400,000       Pohang Iron & Steel, Ltd., 6.625%,
                   7/01/2003 .................................      340,000
    500,000       Pohang Iron & Steel, Ltd., 7.125%,
                   11/01/2006 ................................      411,920
  1,000,000       Republic of Korea, 8.875%, 4/15/2008 .......    1,022,240
  1,175,000       Samsung Electronics Company Ltd.,
                   Zero Coupon, 12/31/2007 ...................    1,051,625
                                                                -----------
                                                                  2,825,785
                                                                -----------
                  THAILAND--2.5%
  2,000,000       Bangkok Bank Public, Ltd., 144A, 8.375%,
                   1/15/2027 .................................    1,160,000
    175,000       Pindo Deli Finance Mauritius, Ltd.,
                   11.750%, 10/01/2017 .......................       85,750
    175,000       Pindo Deli Finance Mauritius, Ltd.,
                   10.875%, 10/01/2027 .......................       84,000
    640,000       Total Access Communications, 2.000%,
                   5/31/2006 .................................      480,000
                                                                -----------
                                                                  1,809,750
                                                                -----------
                  VENEZUELA--0.6%
    650,000       Republic of Venezuela, 9.250%, 9/15/2027 ...      396,500
                                                                -----------
                  Total Bonds And Notes
                   (Identified Cost $7,302,573) ..............    6,074,198
                                                                -----------
 SHORT TERM INVESTMENT--5.2%
---------------------------------------------------------------------------
  3,850,000       Repurchase Agreement with State Street
                    Bank & Trust Company, dated 12/31/98
                    at 4.000% to be repurchased at
                    $3,851,711 on 1/04/99, collateralized
                    by $2,885,000 U.S. Treasury
                    Bond, at 8.125%, due 8/15/19 valued
                    at $3,933,066 ............................    3,850,000
                                                                -----------
                  Total Short Term Investment
                   (Identified Cost $3,850,000) ..............    3,850,000
                                                                -----------
                  Total Investments--100.1%
                   (Identified Cost $70,238,883) (c) .........   73,698,312
                  Other assets less liabilities ..............      (45,305)
                                                                -----------
                  Total Net Assets--100% .....................  $73,653,007
                                                                ===========

(a) Ordinary shares unless noted otherwise.
(b) See note 1a of Notes to Financial Statements.
(c) Federal Tax Information:
    At December 31, 1998 the net unrealized appreciation
    on investments based on cost of $70,839,013 for federal
    income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of
        value over tax cost ..................................    8,160,690
      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ...........................................   (5,301,391)
                                                                ------------
        Net unrealized appreciation ..........................    2,859,299
                                                                ===========
(d)         Non-income producing securities.
Rule 144A - Securities exempt from registration under Rule 144A of the
            Securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,005,644 or 4.1% of net assets.

              TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1998


Banking                                                                 13.1%
Telephone Communication                                                 11.5
Insurance                                                                8.5
Electric, Gas                                                            6.6
Construction                                                             6.1
Electrical                                                               6.0
Transportation Services                                                  4.8
Chemicals                                                                3.5
Miscellaneous Retail                                                     3.1
Transportation Equipment                                                 2.9

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 1998

ASSETS
  Investments at value (Identified cost $70,238,883) ..........              $73,698,312
  Cash ........................................................                   31,788
  Foreign cash at value (Identified cost $8,103) ..............                    8,151
  Receivable for:
    Fund shares sold ..........................................                   97,654
    Dividends and interest ....................................                  228,023
    Tax reclaims ..............................................                   96,064
                                                                             -----------
                                                                              74,159,992
LIABILITIES
  Payable for:
    Fund shares redeemed ......................................  $291,638
    Withholding taxes .........................................     9,203
  Accrued expenses:
    Management fees ...........................................    87,594
    Deferred trustees' fees ...................................    11,662
    Accounting and administrative .............................     2,545
    Other expenses ............................................   104,343
                                                                 --------
                                                                                 506,985
                                                                             -----------
NET ASSETS ....................................................              $73,653,007
                                                                             ===========
  Net Assets consist of:
    Capital paid in ...........................................              $72,291,141
    Undistributed (overdistributed) net investment income .....                 (537,133)
    Accumulated net realized gains (losses) ...................               (1,565,800)
    Unrealized appreciation (depreciation) on investments and
      foreign currency transactions ...........................                3,464,799
                                                                             -----------
NET ASSETS ....................................................              $73,653,007
                                                                             ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($47,443,758 divided by 3,327,382 shares of beneficial
  interest) ...................................................                   $14.26
                                                                                  ======

Offering price per share (100/94.25 of $14.26) ................                   $15.13*
                                                                                  ======
Net asset value and offering price of Class B shares
  ($19,797,433 divided by 1,416,262 shares of beneficial
  interest) ...................................................                   $13.98**
                                                                                  ======
Net asset value and offering price of Class C shares
  ($860,040 divided by 61,351 shares of beneficial interest) ..                   $14.02**
                                                                                  ======
Net asset value, offering and redemption price of Class Y shares
  ($5,551,776 divided by 384,258 shares of beneficial interest)                   $14.45
                                                                                  ======
*  Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of : $207,128) .............                           $1,376,198
  Interest ...................................................                            1,030,335
                                                                                         ----------
                                                                                          2,406,533
  Expenses
    Management fees ..........................................      $  734,344
    Service fees - Class A ...................................         132,000
    Service and distribution fees - Class B ..................         225,391
    Service and distribution fees - Class C ..................          10,161
    Trustees' fees and expenses ..............................           8,906
    Accounting and administrative ............................          28,617
    Custodian ................................................         205,485
    Transfer agent ...........................................         477,550
    Audit and tax services ...................................          46,000
    Legal ....................................................           4,122
    Printing .................................................          49,887
    Registration .............................................          32,961
    Miscellaneous ............................................          20,537
                                                                    ----------
  Total expenses .............................................       1,975,961
  Less expenses waived by the investment adviser and sub-
    adviser ..................................................        (273,572)           1,702,389
                                                                    ----------           ----------
  Net investment income ......................................                              704,144
                                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ........................................         948,402
    Foreign currency transactions - net ......................           4,623
                                                                    ----------
    Total realized gain (loss) on investments and foreign
    currency transactions ....................................         953,025
                                                                    ----------
  Unrealized appreciation (depreciation) on:
    Investments - net ........................................       4,833,656
    Foreign currency transactions - net ......................           7,350
                                                                    ----------
    Total unrealized appreciation (depreciation) on
    investments and foreign currency transactions ............       4,841,006
                                                                    ----------
  Net gain (loss) on investment transactions .................                            5,794,031
                                                                                         ----------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....                           $6,498,175
                                                                                         ==========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------
                                                                      1997                  1998
                                                                 -------------           -----------
FROM OPERATIONS
  Net investment income ....................................     $     654,496           $   704,144
  Net realized gain (loss) on investments and foreign
    currency transactions ..................................         4,198,612               953,025
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions ..........................       (15,166,223)            4,841,006
                                                                 -------------           -----------
  Increase (decrease) in net assets from operations ........       (10,313,115)            6,498,175
                                                                 -------------           -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................                 0              (743,361)
    Class B ................................................                 0              (169,471)
    Class C ................................................                 0                (7,274)
    Class Y ................................................                 0              (116,545)
  In excess of net investment income
    Class A ................................................                 0              (699,993)
    Class B ................................................                 0              (159,585)
    Class C ................................................                 0                (6,849)
    Class Y ................................................                 0              (109,746)
  Net realized gain on investments
    Class A ................................................        (4,763,407)             (611,914)
    Class B ................................................        (2,124,916)             (261,317)
    Class C ................................................           (60,863)              (11,221)
    Class Y ................................................        (1,298,267)              (68,571)
  In excess of net realized gain on investments
    Class A ................................................          (204,054)             (303,298)
    Class B ................................................           (90,926)             (129,523)
    Class C ................................................            (2,607)               (5,561)
    Class Y ................................................           (55,616)              (33,988)
                                                                 -------------           -----------
                                                                    (8,600,656)           (3,438,217)
                                                                 -------------           -----------
Increase (decrease) in net assets derived from capital share
  transactions                                                    (101,186,621)          (18,064,404)
                                                                 -------------           -----------
  Total increase (decrease) in net assets ..................      (120,100,392)          (15,004,446)

NET ASSETS
  Beginning of the year ....................................       208,757,845            88,657,453
                                                                 -------------           -----------
  End of the year ..........................................     $  88,657,453           $73,653,007
                                                                 =============           ===========

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year ..........................................     $    (199,574)          $  (537,133)
                                                                 =============           ===========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                 CLASS A
                                                ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                    1994           1995          1996              1997             1998
                                                -----------    -----------    -----------       -----------      -----------
Net Asset Value, Beginning of the Year ......   $     14.85    $     15.50    $     16.13       $     16.31      $     14.06
                                                -----------    -----------    -----------       -----------      -----------
Income From Investment Operations
Net Investment Income .......................          0.00           0.27           0.02(d)           0.09(d)          0.15(d)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................          1.19           0.63           0.51             (1.25)            0.77
                                                -----------    -----------    -----------       -----------      -----------
Total From Investment Operations ............          1.19           0.90           0.53             (1.16)            0.92
                                                -----------    -----------    -----------       -----------      -----------
Less Distributions (b)
Dividends From Net Investment Income ........          0.00          (0.27)         (0.02)             0.00            (0.23)
Dividends in excess of Net Investment Income           0.00           0.00           0.00              0.00            (0.21)
Distributions From Net Realized Capital Gains         (0.53)          0.00          (0.33)            (1.05)           (0.19)
Distributions in excess of Net Realized Gains          0.00           0.00           0.00             (0.04)           (0.09)
Distributions From Paid-in Capital ..........         (0.01)          0.00           0.00              0.00             0.00
                                                -----------    -----------    -----------       -----------      -----------
Total Distributions .........................         (0.54)         (0.27)         (0.35)            (1.09)           (0.72)
                                                -----------    -----------    -----------       -----------      -----------
Net Asset Value, End of the Year ............   $     15.50    $     16.13    $     16.31       $     14.06      $     14.26
                                                ===========    ===========    ===========       ===========      ===========
Total Return (%) (a) ........................           8.1            5.8            3.3              (7.6)             6.7
Ratio of Operating Expenses to
  Average Net Assets (%) (c) ................          1.75           1.75           1.75              1.75             1.91
Ratio of Net Investment Income to
  Average Net Assets (%) ....................          0.01           1.24           0.14              0.62             1.04
Portfolio Turnover Rate (%) .................           123            119             59               154              105
Net Assets, End of the Year (000) ...........   $   142,917    $   136,848    $   109,773       $    57,845      $    47,444

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles
& Company, L.P. became the subadviser to the Fund.

(a) A sales charge is not reflected in total return calculations.
(b) See note 1e.
(c) The ratio of operating expenses
    to average net assets without
    giving effect to voluntary
    expense limitations described in
    Note 4 to the Financial
Statements would have been (%) ..............          1.79           1.83           1.79              2.14             2.25
(d) Per share net investment income has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------


                                                                                CLASS B
                                                ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                    1994           1995          1996              1997             1998
                                                -----------    -----------    -----------       -----------      -----------
Net Asset Value, Beginning of the Year ......   $     14.81    $     15.35    $     15.93       $     16.00      $     13.71
                                                -----------    -----------    -----------       -----------      -----------
Income From Investment Operations
Net Investment Income (Loss) ................          0.00           0.19          (0.10)(d)         (0.03)(d)         0.04(d)
Net Realized and Unrealized Gain
 (Loss) on Investments ......................          1.08           0.58           0.50             (1.17)            0.75
                                                -----------    -----------    -----------       -----------      -----------
Total From Investment Operations ............          1.08           0.77           0.40             (1.20)            0.79
                                                -----------    -----------    -----------       -----------      -----------
Less Distributions (b)
Dividends From Net Investment Income ........          0.00          (0.19)          0.00              0.00            (0.12)
Dividends in excess of Net Investment Income           0.00           0.00           0.00              0.00            (0.12)
Distributions From Net Realized Capital Gains         (0.53)          0.00          (0.33)            (1.05)           (0.19)
Distributions in excess of Net Realized Gains          0.00           0.00           0.00             (0.04)           (0.09)
Distributions From Paid-in Capital ..........         (0.01)          0.00           0.00              0.00             0.00
                                                -----------    -----------    -----------       -----------      -----------
Total Distributions .........................         (0.54)         (0.19)         (0.33)            (1.09)           (0.52)
                                                -----------    -----------    -----------       -----------      -----------
Net Asset Value, End of the Year ............   $     15.35    $     15.93    $     16.00       $     13.71      $     13.98
                                                ===========    ===========    ===========       ===========      ===========
Total Return (%) (a) ........................           7.3            5.0            2.5              (8.0)             5.8
Ratio of Operating Expenses to
  Average Net Assets (%) (c) ................          2.50           2.50           2.50              2.50             2.66
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) .................         (0.74)          0.49          (0.61)            (0.13)            0.29
Portfolio Turnover Rate (%) .................           123            119             59               154              105
Net Assets, End of the Year (000) ...........   $    41,601    $    52,895    $    45,974       $    25,216      $    19,797

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.
(a) A contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations.
(b) See note 1e.
(c) The ratio of operating expenses
    to average net assets without
    giving effect to voluntary
    expense limitations described in
    Note 4 to the Financial Statements
    would have been (%) .....................          2.54           2.58           2.54              2.89             3.00
(d) Per share net investment income has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------


                                                                                       CLASS C
                                                                  --------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                    1995          1996         1997          1998
                                                                  ---------    ---------     ---------     ---------
Net Asset Value, Beginning of the Year ........................   $   15.35    $   15.96     $   16.03     $   13.74
                                                                  ---------    ---------     ---------     ---------
Income From Investment Operations
Net Investment Income (Loss) ..................................        0.19        (0.10)(c)     (0.03)(c)      0.05(c)
Net Realized and Unrealized Gain (Loss) on Investments ........        0.61         0.50         (1.17)         0.75
                                                                  ---------    ---------     ---------     ---------
Total From Investment Operations ..............................        0.80         0.40         (1.20)         0.80
                                                                  ---------    ---------     ---------     ---------
Less Distributions (a)
Dividends From Net Investment Income ..........................       (0.19)        0.00          0.00         (0.12)
Dividends in excess of Net Investment Income ..................        0.00         0.00          0.00         (0.12)
Distributions From Net Realized Capital Gains .................        0.00        (0.33)        (1.05)        (0.19)
Distributions in excess of Net Realized Gains .................        0.00         0.00         (0.04)        (0.09)
                                                                  ---------    ---------     ---------     ---------
Total Distributions ...........................................       (0.19)       (0.33)        (1.09)        (0.52)
                                                                  ---------    ---------     ---------     ---------
Net Asset Value, End of the Year ..............................   $   15.96    $   16.03     $   13.74     $   14.02
                                                                  =========    =========     =========     =========
Total Return (%) (d) ..........................................         5.2          2.5          (8.0)          5.9
Ratio of Operating Expenses to Average Net Assets(%)(b) .......        2.50         2.50          2.50          2.66
Ratio of Net Investment Income (Loss) to Average Net Assets (%)        0.49        (0.61)        (0.13)         0.29
Portfolio Turnover Rate (%) ...................................         119           59           154           105
Net Assets, End of the Year (000) .............................   $   1,066    $     850     $     843     $     860

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis,
Sayles & Company, L.P. became the subadviser to the Fund.
(a) See note 1e.
(b) The ratio of operating expenses to average net assets
    without giving effect to voluntary expense limitations
    described in Note 4 to the Financial Statements would
    have been (%) .............................................        2.58         2.54          2.89          3.00
(c) Per share net investment income has been calculated using the average shares outstanding during the year.
(d) A contingent deferred sales charge is not reflected in total return calculations.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                                CLASS Y
                                                ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                    1994           1995          1996              1997             1998
                                                -----------    -----------    -----------       -----------      -----------
Net Asset Value, Beginning of the Year ......   $     14.86    $     15.64    $     16.25       $     16.48      $     14.35
                                                -----------    -----------    -----------       -----------      -----------
Income From Investment Operations
Net Investment Income .......................          0.00           0.42           0.11(c)           0.19(c)          0.25(c)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................          1.32           0.60           0.54             (1.23)            0.77
                                                -----------    -----------    -----------       -----------      -----------
Total From Investment Operations ............          1.32           1.02           0.65             (1.04)            1.02
                                                -----------    -----------    -----------       -----------      -----------
Less Distributions (a)
Dividends From Net Investment Income ........          0.00          (0.41)         (0.09)             0.00            (0.33)
Dividends in excess of Net Investment Income           0.00           0.00           0.00              0.00            (0.31)
Distributions From Net Realized Capital Gains         (0.53)          0.00          (0.33)            (1.05)           (0.19)
Distributions in excess of Net Realized Gains          0.00           0.00           0.00             (0.04)           (0.09)
Distributions From Paid-in Capital ..........         (0.01)          0.00           0.00              0.00             0.00
                                                -----------    -----------    -----------       -----------      -----------
Total Distributions .........................         (0.54)         (0.41)         (0.42)            (1.09)           (0.92)
                                                -----------    -----------    -----------       -----------      -----------
Net Asset Value, End of the Year ............   $     15.64    $     16.25    $     16.48       $     14.35      $     14.45
                                                ===========    ===========    ===========       ===========      ===========
Total Return (%) ............................           8.9            6.6            4.0              (6.7)             7.3
Ratio of Operating Expenses to
  Average Net Assets (%) (b) ................          1.00           1.00           1.00              1.15             1.31
Ratio of Net Investment Income to
  Average Net Assets (%) ....................          0.76           1.99           0.89              1.22             1.64
Portfolio Turnover Rate (%) .................           123            119             59               154              105
Net Assets, End of the Year (000) ...........   $    56,561    $    83,119    $    52,161       $     4,752      $     5,552

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles
& Company, L.P. became the subadviser to the Fund.

(a) See note 1e.
(b) The ratio of operating expenses to average
    net assets without giving effect to voluntary
    expense limitations described in Note 4 to the
    Financial Statements would have been (%)           1.04           1.21           1.19              1.41             1.65
(c) Per share net investment income has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1998

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks total return from long-term growth of capital and dividend income, primarily through investment in international equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

D. FORWARD FOREIGN CURRENCY CONTRACTS.   The Fund may use foreign currency
contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the schedule of investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the foreign currency component on the sale of securities for book and tax purposes.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $80,487,860 and $97,013,227 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of the next $300 million and 0.80% of such assets in excess of $500 million. NEFM pays Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.40% of the first $200 million of the Fund's average daily net assets and 0.35% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the year ended December 31, 1998 are as follows:

     FEES EARNED
     -----------
     $407,969 (a)              NEFM
      326,375 (a)              Loomis Sayles

The effective management fee for the year ended December 31, 1998 was 0.56% after reduction due to voluntary expense limitation.

(a) Before reduction due to voluntary expense limitation. See Note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998, these expenses amounted to $28,617 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998 the Fund paid NEFSCO $362,954 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $1,283 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $132,000 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1998 is $514,256.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $56,348 and $2,540 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $169,043 and $7,621 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1998 amounted to $185,175.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEFM, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee was compensated by the Fund as follows:

     Annual Retainer                                       $396
     Meeting Fee                                            152/meeting
     Annual Committee Member Retainer                        59
     Annual Committee Chairman Retainer                      40

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective May 1, 1998 NEFM and Loomis Sayles have voluntarily agreed, until further notice, to waive their respective management and subadvisory fees and, if necessary, NEFM has agreed to bear certain expenses associated with the Fund, to limit the Fund's expenses to the annual rates of 2.00%, 2.75%, 2.75% and 1.40% of the average net assets of the Fund's Class A,B,C, and Y shares, respectively. NEFM and/or Loomis Sayles may terminate these voluntary limitations at any time.

From January 1 through April 30, 1998 the Fund's expenses were limited to the annual rates of 1.75%, 2.50%, 2.50% and 1.15% of the average net assets of the Fund's Class A,B,C, and Y shares, respectively. From February 15 through April 30, 1998 NEFM and New England Funds had voluntarily agreed to reduce their fees and to bear certain operating expenses to limit the expenses as described above. From January 1 through February 14, 1998 Loomis Sayles had voluntarily agreed to waive its entire subadvisory fee and in addition NEFM and New England Funds had voluntarily agreed to reduce their fees and to bear certain operating expenses to limit the expenses as described above.

As a result of the Fund's expenses exceeding the voluntary expense limitation during the year ended December 31, 1998, NEFM waived $164,220 of its $407,969 management fees and Loomis Sayles waived $109,352 of its $326,375 subadvisory fees.

5. CONCENTRATION OF RISK. The Fund had the following geographic concentration in excess of 10% of its total net assets at December 31, 1998:
Italy 14.5% and United Kingdom 12.9%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

6. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                       YEAR ENDED
                                              DECEMBER 31, 1997                DECEMBER 31, 1998
                                       ------------------------------    ------------------------------
CLASS A                                    SHARES           AMOUNT          SHARES            AMOUNT
-------                                -------------    -------------    -------------    -------------
Shares sold ........................      11,054,765    $ 171,781,072        8,474,110    $ 124,114,863
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................               0                0           95,988        1,345,238
  Distributions from net realized
    gain ...........................         314,622        4,722,476           60,507          854,966
                                       -------------    -------------    -------------    -------------
                                          11,369,387      176,503,548        8,630,605      126,315,067
Shares repurchased .................     (13,988,640)    (218,629,862)      (9,416,378)    (139,099,092)
                                       -------------    -------------    -------------    -------------
Net increase (decrease) ............      (2,619,253)   $ (42,126,314)        (785,773)   $ (12,784,025)
                                       -------------    -------------    -------------    -------------

                                                 YEAR ENDED                       YEAR ENDED
                                              DECEMBER 31, 1997                DECEMBER 31, 1998
                                       ------------------------------    ------------------------------
CLASS B                                    SHARES           AMOUNT          SHARES            AMOUNT
-------                                -------------    -------------    -------------    -------------
Shares sold ........................         224,357    $   3,437,336          168,917    $   2,457,017
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................               0                0           22,260          308,524
  Distributions from net realized
    gain ...........................         139,657        2,045,975           26,508          367,396
                                       -------------    -------------    -------------    -------------
                                             364,014        5,483,311          217,685        3,132,937
Shares repurchased .................      (1,398,212)     (21,245,551)        (641,262)      (9,243,198)
                                       -------------    -------------    -------------    -------------
Net increase (decrease) ............      (1,034,198)   $ (15,762,240)        (423,577)   $  (6,110,261)
                                       -------------    -------------    -------------    -------------

                                                 YEAR ENDED                       YEAR ENDED
                                              DECEMBER 31, 1997                DECEMBER 31, 1998
                                       ------------------------------    ------------------------------
CLASS C                                    SHARES           AMOUNT          SHARES            AMOUNT
-------                                -------------    -------------    -------------    -------------
Shares sold ........................          76,616    $   1,180,567           35,965    $     530,364
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................               0                0              977           13,569
  Distributions from net realized
    gain ...........................           4,089           60,026            1,161           16,123
                                       -------------    -------------    -------------    -------------
                                              80,705        1,240,593           38,103          560,056
Shares repurchased .................         (72,366)      (1,086,983)         (38,140)        (551,056)
                                       -------------    -------------    -------------    -------------
Net increase (decrease) ............           8,339    $     153,610              (37)   $       9,000
                                       -------------    -------------    -------------    -------------

                                                 YEAR ENDED                       YEAR ENDED
                                              DECEMBER 31, 1997                DECEMBER 31, 1998
                                       ------------------------------    ------------------------------
CLASS Y                                    SHARES           AMOUNT          SHARES            AMOUNT
-------                                -------------    -------------    -------------    -------------
Shares sold ........................         546,083    $   8,727,937          108,270    $   1,641,310
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................               0                0           15,944          226,291
  Distributions from net realized
    gain ...........................          88,605        1,353,883            7,161          102,558
                                       -------------    -------------    -------------    -------------
                                             634,688       10,081,820          131,375        1,970,159
Shares repurchased .................      (3,468,182)     (53,533,497)         (78,325)      (1,149,277)
                                       -------------    -------------    -------------    -------------
Net increase (decrease) ............      (2,833,494)   $ (43,451,677)          53,050    $     820,882
                                       -------------    -------------    -------------    -------------
Increase (decrease) derived from
  capital shares transactions ......      (6,478,606)   $(101,186,621)      (1,156,337)   $ (18,064,404)
                                       =============    =============    =============    =============

7. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND INTERNATIONAL EQUITY FUND.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England International Equity Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:


Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

             To learn more, and for a free prospectus, contact your
                           financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

  New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
     As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
   The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                              ------------------
         [LOGO](R)                                                BULK RATE
   NEW ENGLAND FUNDS(R)                                          U.S. POSTAGE
WHERE THE BEST MINDS MEET(R)                                         PAID
                                                                 BROCKTON, MA
                                                                PERMIT NO. 770
                                                              ------------------


  ---------------------
   399 Boylston Street

  Boston, Massachusetts

         02116
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